NON-RECOURSE GUARANTY
                      _____________________


         THIS NON-RECOURSE GUARANTY is dated and is effective this 28th day of May, 1999, by and between Chem-Met Services, Inc. (the "Guarantor") and the Thomas P. Sullivan Living Trust dated September 6, 1978 (the "TPS Trust") and the Ann L. Sullivan Living Trust dated September 6, 1978 (the "ALS Trust"). The TPS Trust and the ALS Trust are collectively referred to hereinafter as the "Payee."

                       W I T N E S S E T H:

         WHEREAS, the Payee and Perma-Fix Environmental
Services, Inc. (the "Payor"), a Delaware corporation, have entered into (i) a Stock Purchase Agreement ("Chem-Con Stock Purchase
Agreement"), dated as of May 27, 1999, among the Payor, Chemical
Conservation Corporation ("Chemical Florida"), Chemical
Conservation of Georgia, Inc. ("Chemical Georgia"), Payee, Thomas
P. Sullivan ("TPS"), and Ann L. Sullivan ("ALS") and (ii) a Stock
Purchase Agreement ("Chem-Met Stock Purchase Agreement") dated as of May 27, 1999, among the Payor, Chem-Met Services, Inc., Payee,
TPS, and ALS, pursuant to which the Payor shall purchase the outstanding capital stock of Chem-Con from the ALS Trust and the Payor shall purchase the outstanding capital stock of Chem-Met from the TPS Trust. In connection therewith, the Payor (x) has issued a Promissory Note dated as of May 28, 1999, in the original principal amount of $1,230,000 in favor of the ALS Trust ("First Promissory Note"), with such First Promissory Note bearing an annual rate of interest of 5.5% for the first three years and 7% for the remaining two years, payable in equal monthly installments of principal and interest of $23,625, (y) has issued a Promissory
Note, dated as of May 28, 1999, in the original principal amount of $1,970,000 in favor of the ALS Trust ("Second Promissory Note"), with such Second Promissory Note bearing an annual rate of interest of 5.5% for the first three years and 7% for the remaining two years, payable in equal monthly installments of principal and interest of $37,839.49 and (z) has issued a Third Promissory Note, dated as of May 28, 1999, in the original principal amount of $1,500,000 in favor of the TPS Trust ("Third Promissory Note"), with such Promissory Note bearing an annual rate of interest of 5.5% for the first three years and 7% for the remaining two years, payable in equal monthly installments of principal and interest of $28,811.80. The First Promissory Note, Second Promissory Note and
Third Promissory Note are collectively referred to as the "Promissory Notes."

         WHEREAS, in order to induce the Payee to enter into the Stock Purchase Agreement with Payor, the Guarantor has agreed to guarantee, on a non-recourse basis and without personal liability and pursuant to the terms hereof, the obligations of the Payor to the Payee under the Promissory Notes (as defined below) and to execute and be bound by this Non-Recourse Guaranty and the Mortgage (as defined below) to secure this Non-Recourse Guaranty; and,

         NOW, THEREFORE, in consideration of the foregoing and other valuable consideration, the receipt of which is hereby acknowledged by the Guarantor, and the mutual promises and covenants contained herein, the Guarantor hereby agrees as follows:

1. The Guarantor does hereby, guarantee and become surety, without personal liability, to the Payee for the prompt satisfaction when due, whether by acceleration or otherwise, of the Payor's obligations under the Promissory Notes subject to and in accordance with the terms of this Non-Recourse Guaranty.

2. To secure this Non-Recourse Guaranty to the Payee, the Guarantor, which follows the Closing (as defined in the Stock Purchase Agreements) shall be a wholly-owned subsidiary of the Payor, has executed as security for the Guarantor's obligations under this Non-Recourse Guaranty a certain Mortgage of even date herewith, pledging to Payee a security interest in certain real estate owned by the Guarantor as more specifically defined in Exhibit "A" attached heretofore ("Real Estate").

3. The Guarantor agrees that if the Payor's obligations under the Promissory Notes are not satisfied when due, and after any and all grace periods contained in the Promissory Notes, either at maturity or by acceleration, the Guarantor shall upon demand by the Payee forthwith satisfy such indebtedness of the Payor to the extent and only to the extent that the Real Estate pledged under the Mortgage shall satisfy such indebtedness, and provided that this Guaranty is non-recourse to the Guarantor hereunder and is limited to proceeds derived from the sale of the Real Estate pledged by the Guarantor pursuant to the Mortgage. The Guarantor shall not be liable for any deficiency which may remain under the Promissory Notes or otherwise upon sale of the Real Estate.

4.  The Guarantor hereby:

    4.1 Assents to all terms and agreements heretofore or hereafter made by the Payor with the Payee in connection with the Promissory Notes;

    4.2  Consent that the Payee may:

         4.2.1 Exchange, release or surrender to the Payor or to any guarantor, pledgor, or grantor any collateral, or waive, release or subordinate any security interest, in whole or in part, now or hereafter held as security for the Promissory Notes.

         4.2.2 Waive or delay the exercise of any of its rights or remedies against the Payor or any other person or entity;

         4.2.3 Release the Payor or any other person or entity;

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
         4.2.4 Renew, extend, or modify the terms of the Promissory Notes, or any of the obligations or any instrument or agreement evidencing the same; and,

         4.2.5 Apply payments, if any, by the Payor, or any other person or entity, to any of the Payor's obligations under the Promissory Notes.

    4.3 Waive all notices whatsoever with respect to this Agreement or with respect to the Promissory Notes, including, but without limitation, notice of:

         4.3.1 The Payee's acceptance hereof or its intention to act, or its action, in reliance hereon;

         4.3.2 The present existence or future incurring of any obligations under the Promissory Notes or any terms or amounts thereof or any change therein;

         4.3.3     Any default by the Payor or any surety,
                   pledgor, grantor of security, or guarantor;
                   and,

         4.3.4 The obtaining or releasing of any guaranty or surety agreement (in addition to this Non-Recourse Guaranty), pledge, assignment, or other security for any of the obligations of Payor under the Promissory Notes.

    The Guarantor waives notice of presentment, demand, protest and notice of nonpayment, protest in relation to any instrument evidencing any of the obligations of Payor to Payee under the Promissory Notes, and any other demands and notices required by law, except as such waiver may be expressly prohibited by law.

5.  The liability of the Guarantor under this Non-Recourse
Guaranty is absolute but is limited to its non-recourse nature as provided in Section 3 hereof, without regard to the liability of any other person, and shall not in any manner be affected by reason of any action taken by the Payee, which action or inaction is herein consented and agreed to, nor by the partial or complete unenforceability or invalidity of any other guaranty or surety agreement, pledge, assignment or other security of any of the obligations of Payor to Payee under the Promissory Notes. No delay in making demand on the Guarantor for satisfaction of its liability hereunder shall prejudice the Payee's right to enforce such satisfaction. All of the Payee's rights and remedies hereunder shall be cumulative and any failure of the Payee to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time, and from time to time, thereafter.

6. This Non-Recourse Guaranty shall be a continuing guaranty and shall be binding upon the Guarantor regardless of how long before or after the date hereof any of the obligations of Payor to Payee under the Promissory Notes were or are incurred.

7. The Guarantor agrees that this Non-Recourse Guaranty shall be governed by the substantive law of the State of Michigan, without regard to principles of conflicts of laws.

8.  Any notice or consent required or permitted by this Non-
Recourse Guaranty shall be in writing and shall be deemed delivered if delivered in person or if sent by registered mail, postage pre-paid, return receipt requested, as follows, unless such address is changed by written notice hereunder:

    8.1  If to the Payee:

         Ann L. Sullivan Trust
         1021 Harvard Road
         Grosse Pointe Park, Michigan 48230

         and Thomas P. Sullivan Trust
         1021 Harvard Road
         Grosse Pointe Park, Michigan 48230

         with a copy to:

         Peter E. O'Rourke, Esq.
         O'Rourke & Myers
         241 Lewiston
         Grosse Pointe Farms, Michigan 48236

    8.2  If to the Guarantor:

         Chem-Met Services, Inc.
         1940 Northwest 67th Place
         Gainesville, Florida 32606-1649

         with a copy to:

         Irwin H. Steinhorn, Esq.
         Conner & Winters, P.C.
         One Leadership Square
         211 North Robinson, Suite 1700
         Oklahoma City, Oklahoma 73102

9. This Non-Recourse Guaranty shall inure to the benefit of the Payee, its successors and assigns, and to any person to whom the Payee may grant an interest in any of the obligations, and shall be binding upon the Guarantor and its respective successors and assigns.

10. This Non-Recourse Guaranty is intended to take effect as a document under seal.

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

         IN WITNESS WHEREOF, the Guarantor, intending to be legally bound hereby, have duly executed this Non-Recourse Guaranty as of the date and year first above written.

                           "Guarantor"

                            CHEM-MET SERVICES, INC.


                            By:  /s/ Louis Centofanti
                               ___________________________________
                                Louis F. Centofanti
                                President




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